FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004

                         The Allied Defense Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            001-11376                          04-2281015
    (Commission File Number)      (I.R.S. Employer Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia           22182
       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's Telephone Number, including area code (703) 847-5268

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7: FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release dated August 4, 2004

Item 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2004, the Registrant issued a press release regarding its financial results for the second quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE ALLIED DEFENSE GROUP, INC.

                                       By: /s/  John G. Meyer, Jr.
                                           -------------------------------------
Date: August 4, 2004                       John G. Meyer, Jr.,
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

99.1                  Press Release dated August 4, 2004


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